                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (this "AGREEMENT") is entered into as of November 25, 1998 between ARLINGTON SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("BORROWER"), ALLIED CAPITAL CORPORATION, a Maryland corporation and the successor to Allied Capital Commercial Corporation ("JUNIOR LENDER") and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("SENIOR LENDER").

                                    RECITALS

         A. Junior Lender has made a loan to Borrower in the original principal amount of One Million Dollars ($1,000,000.00) (the "JUNIOR LOAN") evidenced by that certain Promissory Note dated as of November 20, 1997 from Borrower to Junior Lender and that certain Allonge and Modification to Promissory Note dated April 23, 1998 (collectively, the "JUNIOR NOTE") and secured by, among other things, (i) that certain Deed of Trust and Security Agreement "B" (the "JUNIOR TRUST") dated as of November 20, 1997, executed by Borrower to Walker Title and Escrow Company, Inc., as trustee for the benefit of Junior Lender recorded in Deed Book 2860, Page 1530 in the Land Records of Arlington County, Virginia (the "OFFICIAL RECORDS") and encumbering the real property described on EXHIBIT A attached hereto and incorporated herein by reference (the "PROPERTY"), and (ii) a separate Guaranty Agreement executed by each of the Borrower's partners, whereby each such partner guarantees repayment of all sums owing to Junior Lender under the Junior Loan (collectively, the "GUARANTEES") secured by those Pledge Agreements dated as of even date herewith of 51 percent of the partnership interests in Borrower (collectively, the "PLEDGE AGREEMENTS"). All or a portion of the principal amount of the Junior Loan has this date has been curtailed by Borrower leaving certain sums owing from Borrower to Junior Lender thereunder (including specifically principal of not more than $1,000 and Junior Lender's "participation interest" under and as defined in the Junior Note). The documents evidencing, securing or relating to the Junior Loan are hereafter referred to collectively as the "JUNIOR LOAN DOCUMENTS," and the Borrower hereby represents that all of the Junior Loan Documents are listed in Exhibit B attached hereto and incorporated herein by reference.

         B. Senior Lender has agreed to make a loan to Borrower in the original principal amount of Twenty-One Million, Five Hundred Thousand Dollars ($21,500,000.00) (the "SENIOR LOAN"), evidenced by that certain Promissory Note of even date herewith from Borrower to Senior Lender and secured by, among other things, that certain Deed of Trust, Security Agreement and Fixture Filing of even date herewith executed by Borrower to Keith J. Willner and Scott A. Morehouse, as trustees for the benefit of Senior Lender, recorded concurrently herewith in the Official Records and encumbering the Property (the "SENIOR TRUST"). The documents evidencing, securing or relating to the Senior Loan are hereafter referred to collectively as the "SENIOR LOAN DOCUMENTS."

         C. Senior Lender has indicated that it will not extend credit to Borrower unless Junior Lender executes this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

         1. DEFINITIONS. As used herein,

                  (a) "INDEBTEDNESS" shall mean all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred, suffered or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly or in its capacity as a general partner of a borrower, including without limitation obligations and liabilities arising after the commencement of any bankruptcy or insolvency proceeding by or against Borrower;

                  (b) "JUNIOR INDEBTEDNESS" shall mean all Indebtedness now or hereafter remaining owing from Borrower to Junior Under in connection with the Junior Loan, including specifically its participation interest under the Junior Note; and

                  (c) "SENIOR INDEBTEDNESS" shall mean all Indebtedness now or hereafter owing from Borrower to Senior Lender in connection with the Senior Loan, excluding, however, any increase in the principal amount of the Senior Loan beyond the amount stated in the Senior Trust.

         2. SUBORDINATION. Junior Lender hereby unconditionally subordinates all Junior Indebtedness, and the lien or charge and each and all of the terms of all of the Junior Loan Documents, to all Senior Indebtedness, and the lien or charge and each and all of the terms of all of the Senior Loan Documents.

         3. RESTRICTIONS UPON EXERCISE OF REMEDIES. So long as the Senior Trust shall remain on the Property or any part thereof, Junior Lender will not, even if entitled to, exercise any of its rights against Borrower or the Property or any part thereof then subject to the Junior Trust (including, without limitation, commencing a foreclosure of the lien of the Junior Trust or exercising any right to receive the rents for the Property) available to Junior Lender under the Junior Trust without Senior Lender's prior written consent. Junior Lender covenants and agrees that, from and after Junior Lender's receipt of notice that a default exists under the Senior Trust and thereafter until Junior Lender shall have received notice from Senior Lender that all defaults under the Senior Loan have been cured and are no longer in existence, Junior Lender shall not, even if entitled to, collect or receive from Borrower any "participation interest" under and as such term is defined in the Junior Note. The above notwithstanding, until its receipt of such notice of default under the Senior Loan, and, if any such notice of default under the Senior Loan is given to the Junior Lender after Junior Lender's receipt of notice from the Senior Lender that such default has been cured and for so long as Junior Lender has not received another notice of default, Junior Lender shall be permitted to receive regularly scheduled payments under the Junior Indebtedness, including specifically its participation interest under the Junior Note. Junior


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Lender hereby agrees to vote in accordance with Senior Lender's instructions for the purpose of accepting or rejecting any plan of reorganization or otherwise in acting on behalf of or voting Junior Lender's claim in any proceeding under applicable bankruptcy laws, all at no material out of pocket cost to Junior Lender. The provisions of this SECTION 3 shall be for the benefit of Senior Lender as holder of the Senior Loan Documents. However, Senior Lender hereby acknowledges the execution and delivery of the Guarantees and the Pledge Agreements and the performance of the respective parties' obligations thereunder, and further agrees that Allied may enforce its rights under the Guarantees and the Pledge Agreements (subject only to the provisions of this Section 3 and Section 6(a) hereof) as against the guarantors thereunder and their property (but not against the Borrower or property of the Borrower) in the event of a default under any of the Junior Loan Documents and further agrees that Allied or its "affiliate" may acquire up to 51% of the partnership interests in the Borrower (consisting of 50% limited partner interests and one percent general partner interests) in realization by Allied upon such interests in foreclosure or transfer in lieu of foreclosure under the Pledge Agreements, provided that, prior to or concurrent with any transfers to Allied or its "affiliate" in foreclosure or in lieu thereof, Allied shall have assumed all of the obligations and liabilities of a Liable Party under the existing Guaranty Agreement and Unsecured Indemnity Agreement but only those obligations and liabilities attributable to events occurring after the date of such transfer, and shall have executed, as of the date of such transfer, a Guaranty Agreement and an Unsecured Indemnity Agreement in the same form as executed by the existing Liable Parties on even date herewith, subject to the foregoing limitation. For purposes of this Section 3, the term "affiliate" of a company means (a) an entity that directly or indirectly controls, is controlled by or is under common control with such company or (b) an entity at least a majority of whose economic interest is owned by such company and the term "control" means the power to direct, the management of such entity through voting rights, ownership or contractual obligations. For purposes of this Section 3, the terms "Liable Party," "Guaranty Agreement" and "Unsecured Indemnity Agreement" shall have their meanings as defined in the Senior Trust.

         4. DISPOSITION OF EVIDENCE OF JUNIOR INDEBTEDNESS. Junior Lender warrants to Senior Lender that it has not heretofore assigned, transferred, hypothecated or disposed of any Junior Indebtedness to any third party. Junior Lender shall not assign, transfer, hypothecate or dispose of the Junior Indebtedness or any claim it has or may have against Borrower while any Senior Indebtedness remains outstanding; provided that Junior Lender may assign or transfer the Junior Indebtedness to a Qualified Real Estate Investor, as hereinafter defined. "Qualified Real Estate Investor" is defined as any reputable Institutional Investor (hereinafter defined) with a minimum net worth of $400,000,000 (or in the case of a foreign real estate investment trust, $750,000,000) minimum net worth, which shall acquire its ownership interest through a United States entity based in the United States free from any bankruptcy, reorganization or insolvency proceedings or any criminal charges or proceedings and shall not be, at the time of transfer, plaintiff or defendant adverse to Lender in any suit brought against or by Lender. Lender agrees to be reasonable in the review of such qualifications. "Institutional Investor" is defined as (i) any United States bank, Taft Hartley plan, union or profit sharing plan, commingled real estate fund, group trust, insurance company, pension fund, real estate investment trust, charitable foundation, or (ii) a foreign bank, insurance company, pension fund or real estate investment

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trust or United States entity controlled or established by one of the foregoing in connection with the intended transaction.

         5. AGREEMENT TO BE CONTINUING, APPLIES TO BORROWER'S EXISTING SENIOR INDEBTEDNESS AND ANY SENIOR INDEBTEDNESS HEREAFTER ARISING. This Agreement shall be a continuing agreement and shall apply to any and all Senior Indebtedness of Borrower to Senior Lender now existing or hereafter advanced or outstanding under the Senior Loan or relating to the protection of the security therefor including any Senior Indebtedness advanced or outstanding under the Senior Loan or relating to the protection of the security therefor of any receiver, trustee, debtor-in-possession or the similar person or entity that is a successor in interest of Borrower in the event of Borrower's insolvency.

         6. NOTICES OF DEFAULT, MODIFICATIONS UNDER THE JUNIOR LOAN.

                  (a) DEFAULTS. Junior Lender shall provide Senior Lender with a copy of each and every notice of default or other notice given to Borrower under any of the Junior Loan Documents at the same time such notice is served upon Borrower, and no such notice to Borrower shall be effective unless and until a copy thereof is served upon Senior Lender. A default under any of the Junior Loan Documents shall, at the sole and exclusive option of Senior Lender, constitute a default under the Senior Trust. If any default under any of the Junior Loan Documents is not cured by Borrower within the applicable grace period, if any, Junior Lender agrees that, before giving any notice or taking any action the result of which may be the acceleration of the Junior Indebtedness, foreclosure upon the security granted by the Junior Trust, the taking of possession or sale of all or any part of the Property, or the exercise of any other remedy under the Junior Loan Documents, Junior Lender shall give an additional notice of the continuing default to Senior Lender and shall allow Senior Lender an additional grace period of twenty (20) days to cure any such continuing default (but without any obligation on the part of Senior Lender so as to cure any such default). Junior Lender shall not take any action which may result in the acceleration of the Junior Indebtedness, the foreclosure upon the security granted by the Junior Trust or the taking of possession or sale of all or any part of the Property or exercise any of its rights upon default by Borrower under the Junior Loan Documents if (i) in the case of a default in the payment of any sum of money payable to Junior Lender under the Junior Trust, Senior Lender, within the additional grace period, shall pay such sum, or cure such default, or (ii) in the case of any nonmonetary default which is susceptible of being cured by Senior Lender, Senior Lender shall promptly commence to cure the default, and shall thereafter diligently prosecute such cure to completion. In addition, if any default under the Junior Trust is not cured by Borrower within the applicable grace period, if any, Junior Lender agrees that, before exercising any of its remedies under the Junior Trust, including the foreclosure upon the security granted by the Junior Trust or the taking of possession or sale of all or any part of the Property secured by the Junior Trust or exercise any of its rights upon default by Borrower under the Junior Trust, Junior Lender shall obtain Senior Lender's prior written consent as provided in SECTION 3 above.

         (b) MODIFICATIONS AND TERMINATION. Junior Lender covenants and agrees that, without Senior Lender's prior written consent, Junior Lender shall not (i) modify, amend or extend the Junior Loan Documents, (ii) extend any additional credit or make any additional loans to Borrower secured by the Property or any part thereof, or (iii) terminate or permit the termination of this Agreement for any reason.

         7. MODIFICATIONS UNDER THE SENIOR LOAN. No notice, consent or approval shall be required to, by or from Junior Lender in connection with (i) any extension, amendment or other modification of the documents evidencing and securing the Senior Loan (provided such amendment or modification does not increase in the principal amount of the Senior Loan beyond the amount stated in the Senior Trust), or (ii) any refinancing of the Senior Indebtedness, it being understood and agreed by Junior Lender that Junior Lender waives any rights it may otherwise have at law and/or in equity to so receive and/or give notice, consent or approval to any such amendment, extension, or other modification of the documents evidencing and securing that Senior Loan or any refinancing of the Senior Loan. If requested by Borrower or Senior Lender, Junior Lender shall execute such additional subordination agreements or other documentation as may be required to confirm the subordination of the Junior Loan Documents to the documents evidencing any loan obtained by Borrower to refinance the Senior Indebtedness.

         8. CASUALTY AND CONDEMNATION. Junior Lender, its successors and assigns hereby assign and release unto Senior Lender, as beneficiary under the Senior
Trust:

         (a) all of its right, title and interest or claim, if any, in and to the proceeds of all policies of insurance covering the Property for application upon the Indebtedness secured by, or other disposition thereof in accordance with the provisions of, the Senior Trust and of the Assignment of Leases, relating thereto; and

         (b) all of its right, title and interest or claim, if any, in and to all awards or other compensation made for any taking of any part of the Property, to be applied upon the Indebtedness secured by, or disposed of in accordance with, the provisions of the Senior Trust and of the said Assignment of Leases.

         Junior Lender acknowledges and agrees that, consistent with the foregoing, the application and disposition of insurance proceeds shall be governed by and in accordance with the terms of the Senior Loan Documents.

         In the event that following any such application and disposition of the insurance proceeds and condemnation award and other compensation, any balance remains, then such excess shall be made payable to the order of Junior Lender hereunder or its successors or assigns to the extent that Junior Lender has an interest therein under the terms of the Junior Loan Documents and subject to the provisions of any other agreements between the parties hereto and any third parties. If the holder of the Senior Trust shall at any time release to Borrower any such insurance proceeds or condemnation awards for the purpose of restoration of the Property, or

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if any such amounts shall be paid to Junior Lender in accordance with the provisions of the foregoing sentence, such releases shall not be deemed to be an additional advance under the Senior Trust.

          9. NO LIENS. So long as the Senior Trust shall remain on the Property or any part thereof, Junior Lender shall not acquire by subrogation, contract or otherwise any lien upon the estate, right or interest in the Property which may arise as a result of payment by Junior Lender of real estate taxes, assessments or other governmental charges levied by the state, county or federal government, which is or may be prior in right to the Senior Trust.

          10. APPROVAL RIGHTS. Any approval rights of Junior Lender under the Junior Loan Documents with regard to the Property, are expressly subject and subordinate to any related approval rights of Senior Lender arising under the Senior Loan Documents, for so long as the Senior Trust shall remain on the Property or any part thereof.

          11. INFORMATION, OTHER AGREEMENTS. Junior Lender shall advise Senior Lender, at Senior Lender's request from time to time, of the status of the performance of Borrower's obligations under the Junior Loan Documents. Junior Lender agrees that Senior Lender shall have no obligation to inform Junior Lender or keep Junior Lender informed of the financial and other information pertaining to Borrower's financial condition. Junior Lender assumes the responsibility to keep itself adequately informed by such means of any facts, events or circumstances which might in any way affect Junior Lender's risks hereunder, and Junior Lender agrees that Senior Lender shall not have any obligation to disclose to Junior Lender any information or material acquired by Senior Lender in the course of Senior Lender's relationship with Borrower. Should Senior Lender elect to provide information to Junior Lender as a courtesy, Junior Lender understands that, by providing such information, Senior Lender shall not be deemed to have warranted the accuracy, completeness or value of the information so provided, and Junior Lender agrees that Senior Lender shall not have any liability to Junior Lender for providing inaccurate, incomplete, erroneous or outdated information. Junior Lender understands that there may be various agreements between Senior Lender and Borrower evidencing and governing the Senior Indebtedness, and Junior Lender acknowledges and agrees that such agreements are not intended to confer any benefits on Junior Lender and that Senior Lender shall have no obligation to Junior Lender or any other person to exercise any rights, enforce any remedies, or take any other actions which may be available to them under such agreements. Nothing in this Agreement shall obligate Senior Lender to give any notice of any default or event of default to Junior Lender at any time, provided that nothing in this Agreement shall constitute a waiver by Junior Lender of any notice rights provided by applicable law in connection with a foreclosure of the Senior Trust.

          12. TRANSFER OF ASSETS OR REORGANIZATION OF BORROWER. As a material inducement to Senior Lender to make the Senior Loan to Borrower, and for so long as any of the Senior Indebtedness remains unpaid or any of Borrower's obligations under the Senior Loan documents remain unperformed, Junior Lender hereby agrees that it shall not file or consent to an involuntary bankruptcy proceeding with respect to Borrower or any of its general partners, or

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join in any such filing, without the prior written consent of Senior Lender, which Senior Lender may grant or withhold in its sole discretion. In the event Borrower enters into or is the subject of any bankruptcy proceeding, receivership, insolvency, assignment for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of its assets, dissolution, liquidation or any other marshaling of the assets and liabilities of Borrower, then in any such event any payment or distribution of any of Borrower's assets, whether in cash, securities or other property, shall be paid or delivered first to Senior Lender until all Senior Indebtedness is paid in full. In the event Junior Lender receives any such payment or distribution that is payable to Senior Lender pursuant to the terms of this Agreement, Junior Lender shall hold such payment or distribution and forthwith deliver same in kind to Senior Lender.

         13. NO WAIVER BY SENIOR LENDER. No delay or failure of Senior Lender in exercising any right or remedy hereunder shall be deemed a waiver of such right or remedy. Any waiver, permit, consent or approval of any kind by, Senior Lender must be in writing and shall be effective only to the extent set forth in such writing.

         14. WAIVERS AND CONSENTS BY JUNIOR LENDER. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement, and, except as otherwise expressly provided herein, Junior Lender expressly waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and all other notices whatsoever (except as set forth herein), and Junior Lender expressly waives reliance by Senior Lender upon the subordination and other agreements as herein provided.

         Junior Lender agrees (a) that Senior Lender has not made any warranties or representations to Junior Lender with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Documents, or the collectibility of the Senior Indebtedness, and (b) that Senior Lender shall not have any liability to Junior Lender for, and Junior Lender waives any claim or defense which Junior Lender may now or hereafter have against Senior Lender arising out of (i) any and all actions which Senior Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any collateral, actions with respect to the occurrence of any default or event of default, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon, any collateral and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor, guarantor or any other party) with respect to the Senior Loan Documents in effect from time to time, (ii) Senior Lender's election, in any proceeding instituted under Title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "BANKRUPTCY CODE"), of the application or nonapplication of
Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code.

         Senior Lender acknowledges that Junior Lender has made no warranties or representations to Senior Lender with respect to the due execution, legality, validity,

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completeness or enforceability of the Junior Loan Documents or the collectibility of the Junior Indebtedness.

         Senior Lender, at any time and from time to time, may enter into such agreements with Borrower as Senior Lender may deem proper, extending the time for payment of, or renewing or otherwise altering the terms of all or any of the Senior Indebtedness or affecting any security underlying any or all of such Senior Indebtedness, or may exchange, sell, release, surrender or otherwise deal with any such security, without in any way impairing or affecting this Agreement thereby; provided, however that Senior Lender may not amend the Senior Loan Documents to increase the principal amount of the Senior Loan beyond the amount stated in the Senior Trust without Junior Lender's prior written consent. Senior Lender shall not be required to proceed against Borrower or any surety or guarantor or against any collateral heretofore or hereafter provided by Borrower or any surety or guarantor prior to or as a condition of exercising or enforcing its rights thereunder.

         Junior Lender waives any right to challenge, attack or seek to avoid the Senior Indebtedness, or any liens on collateral securing same, under Virginia law, to the extent applicable, Bankruptcy Code Section 548, or any other law or statute, and agrees that the Senior Indebtedness was incurred, and any liens securing same were granted, in good faith, for reasonably equivalent value, and upon the basis of balance sheets and cash flow statements demonstrating the solvency and adequate capitalization and cash flow of Borrower. Even in the event any of the Senior Indebtedness, or any lien securing same, should be invalidated, avoided or set aside, the subordination provided for herein nevertheless shall continue in full force and effect and, as between Senior Lender and Junior Lender, the Senior Indebtedness shall be deemed to remain in full force and effect.

         In the event that all or any part of the Senior Indebtedness at any time is secured by any deeds of trust or mortgages or other instruments creating or granting liens on any interest in real property (which event has occurred and is contemplated to occur), Junior Lender authorizes Senior Lender, upon the occurrence of and during the continuance of any event of default under the Senior Indebtedness, at its sole option, without notice or demand and without affecting any obligations of Junior Lender hereunder, the enforceability of this Agreement, or the validity or enforceability of any liens of Senior Lender on any collateral, to foreclose any and all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. The above notwithstanding, Senior Lender shall endeavor to give Junior Lender notices of default under the Senior Indebtedness; provided, however, that Senior Lender's failure to deliver such notice shall not constitute a breach of this Agreement and shall have no legal effect on the terms and conditions of this Agreement or the obligations and rights of the parties hereunder. Except to the extent required by applicable law relating to such foreclosure or sale, Junior Lender expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and Junior Lender's failure to receive any such notice shall not impair or affect Junior Lender's obligations to Senior Lender or the enforceability of this Agreement or any liens created or granted hereby.

         15. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Senior Lender as follows:

                  (a) The outstanding principal balance of the Junior Indebtedness, as of the date hereof, is not more than $1,000 (not including the Junior Lender's participation interest). Borrower has delivered to Senior Lender a true, correct and complete statement of the outstanding balance of the Junior Indebtedness prepared by Junior Lender and dated not earlier than 15 days prior to the date hereof.

                  (b) Borrower has delivered to Senior Lender true, correct and complete copies of each and all of the Junior Loan Documents. The Junior Loan Documents have not been amended, modified or assigned and are in full force and effect without default thereunder.

          16. APPLICATION OF PAYMENTS. Junior Lender agrees that Senior Lender may apply payments received from Borrower in such manner or fashion as Senior Lender in its discretion deems appropriate, and Junior Lender shall have no right to direct the manner or fashion in which Senior Lender applies such payments.

          17. MISCELLANEOUS. This Agreement binds and inures to the benefit of the successors and assigns of the parties, including without limitation the holders of any participation interests purchased from Senior Lender, provided that Junior Lender may not assign the Junior Indebtedness except as set forth in
Section 4 above. This Agreement may not be amended, modified or terminated except by a written instrument signed by the party or parties to be charged.

          18. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the local laws of the Commonwealth of Virginia, without reference to choice of law rules.

          19. COUNTERPART EXECUTION. This Agreement may be executed in counterparts and shall become effective as of the date first set forth above when each party shall have delivered executed counterparts hereof to the other parties, whereupon all such counterparts shall be deemed originals and, when taken together, shall constitute but one agreement.

         20. AUTHORITY. Junior Lender hereby certifies to Senior Lender that Junior Lender has all necessary authority to grant the subordination evidenced hereby and to execute this Agreement.

         21. COSTS AND EXPENSES OF PROCEEDINGS. In the event of any litigation, arbitration, hearing or other proceeding relating to this Agreement, the prevailing party shall be entitled to recover its reasonable costs and expenses, including attorneys' fees. As used in this Agreement, the term "attorneys' fees" or "attorneys' fees and costs" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations, bankruptcy proceedings and any post-Judgment proceedings to collect any judgment, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred. The provisions allowing for the recovery of post-judgment fees, costs and expenses are separate and several and shall survive the merger of this Agreement into any judgment.

         22. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. AS BETWEEN JUNIOR LENDER AND BORROWER ONLY, THE FOREGOING WAIVER SHALL NOT BE DEEMED TO APPLY TO ANY OF THE JUNIOR LOAN DOCUMENTS OTHER THAN THIS AGREEMENT, UNLESS SET FORTH IN SUCH DOCUMENTS.

         23. NOTICES. Any notice, or other document or demand required or permitted under this Agreement shall be in writing addressed to the appropriate address set forth below and shall be deemed delivered upon the earliest of (a) actual receipt, (b) the next business day after the date when sent by recognized overnight courier, or (c) the second business day after the date when sent by registered or certified mail, postage prepaid. Any party may, from time to time, change the address at which such written notice or other documents or demands are to be sent, by giving the other party written notice of such change in the manner hereinabove provided.

To Senior Lender:         Metropolitan Life Insurance Company
                          a New York corporation
                          200 Park Avenue, 12th Floor
                          New York, New York 10166
                          Attention: Senior Vice President
                                     Real Estate Investments
     with a copy to:      Metropolitan Life Insurance Company
                          One Madison Avenue
                          New York, New York 10010-3690
                          Attention:  Vice-President and Investment Counsel
                                      Real Estate Investments

     To Borrower:         Arlington Square Limited Partnership
                          c/o The Washington Corporation
                          4650 East West Highway, Suite 251
                          Bethesda, Maryland 20814
                          Attention: William N. Demas

     with a copy to:      Bean, Kinney & Korman, P.C.
                          2000 North Fourteenth Street, Suite 100
                          Arlington, Virginia 22201
                          Attention: Jonathan C. Kinney

To Junior Lender:         Allied Capital Corporation
                          1919 Pennsylvania Avenue, NW
                          Washington, DC 20006-3434
                          Attention: John M. Scheurer, President

     with a copy to:      Dickstein, Shapiro, Morin & Oshinsky. LLP
                          2101 L Street, NW
                          Washington, DC 20037-1526
                          Attention: Allan B. Goldstein, Esq.

         24. FURTHER ASSURANCES. Junior Lender shall, at any time and from time to time, upon the request of Senior Lender, execute, acknowledge and deliver all such further documents and instruments, and take all such further actions, as shall be necessary or reasonable to give effect to the agreements set forth herein.

         IN WITNESS WHEREOF, each of the undersigned has caused this Subordination Agreement to be executed under seal by its duly authorized representative as of the day and year first above written.



                            [SIGNATURE PAGE FOLLOWS]

                                           SENIOR LENDER:

WITNESS:                                   METROPOLITAN LIFE INSURANCE
                                           COMPANY, a New York corporation

/s/ ILLEGIBLE                              By:   /s/ Michael J. Curran   [Seal]
-------------------------------------            ------------------------------
                                           Name: Michael J. Curran
                                                 ------------------------------
                                           Title: AVP
                                                 ------------------------------


                                           BORROWER:

                                           ARLINGTON SQUARE LIMITED[ITED
                                           PARTNERSHIP, a Virginia limited
                                           partnership

                                           By: Arlington Square, Inc.,
                                               a Virginia corporation,
                                               its general partner

/s/ Priscilla D. Okay                      By:   /s/ William N. Demas    [Seal]
-------------------------------------            ------------------------------
                                                 William N. Demas
                                                 President

                                           JUNIOR LENDER:

                                           ALLIED CAPITAL CORPORATION, a
                                           Maryland corporation

                                           By:                           [Seal]
-------------------------------------            ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                           SENIOR LENDER:

WITNESS:                                   METROPOLITAN LIFE INSURANCE
                                           COMPANY, a New York corporation

                                           By:
-------------------------------------            ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:                        [Seal]
                                                 ------------------------------

                                           BORROWER:

                                           ARLINGTON SQUARE LIMITED[ITED
                                           PARTNERSHIP, a Virginia limited
                                           partnership

                                           By: Arlington Square, Inc.,
                                               a Virginia corporation,
                                               its general partner

                                           By:                           [Seal]
-------------------------------------            ------------------------------
                                                 William N. Demas
                                                 President

                                           JUNIOR LENDER:

                                           ALLIED CAPITAL CORPORATION, a
                                           Maryland corporation

/s/ Allan B. Goldal                        By:   /s/ Michael J. Grisius  [Seal]
-------------------------------------            ------------------------------
                                           Name: /s/ Michael J. Grisius
                                                 ------------------------------
                                           Title: Principal
                                                 ------------------------------

         DISTRICT OF                          )
                                              )ss:
          COLUMBIA                          )

         I HEREBY CERTIFY that on this 24th day of November, 1998, before the subscriber a Notary Public in and for the jurisdiction aforesaid, personally appeared Michael Curran, the AVP of Metropolitan Life Insurance Company, personally well known to me or proven to be the person who executed the foregoing and annexed Subordination Agreement, and acknowledged that he/she executed the same on behalf of the said corporation, for the purposes therein contained.

         IN WITNESS WHEREOF I hereunto set my hand and official seal.

                              /s/ Veronica Jenkins
                           -------------------------------------------------
                                 Notary Public


My Commission Expires: April 30, 2003

[NOTARIAL SEAL]

         DISTRICT OF                          )
                                              )ss:
          COLUMBIA                            )

         I HEREBY CERTIFY that on this 24th day of November, 1998, before the subscriber, a Notary Public in and for the jurisdiction aforesaid, personally appeared William N. Demas, President of Arlington Square, Inc., the general partner of Arlington Square Limited Partnership, personally well known to me or proven to be the person who executed the foregoing and annexed Subordination Agreement, and acknowledged that he executed the same on behalf of the said corporation, as the general partner of Arlington Square Limited Partnership, for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              /s/ Veronica Jenkins
                           -------------------------------------------------
                                 Notary Public


My Commission Expires: April 30, 2003

[NOTARIAL SEAL]

         DISTRICT OF                          )
                                              )ss:
          COLUMBIA                            )

         I HEREBY CERTIFY that on this 24th day of November, 1998, before the subscriber, a Notary Public in and for the jurisdiction aforesaid, personally appeared Michael J. Grisius, the Principal of Allied Capital Corporation, personally well known to me or proven to be the person who executed the foregoing and annexed Subordination Agreement, and acknowledged that he/she executed the same on behalf of the said Allied Capital Commercial Corporation, for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                              /s/ Amelia Mitchem
                           -------------------------------------------------
                                 Notary Public


My Commission Expires: October 31, 2002

[NOTARIAL SEAL]

                                     EXHIBIT A

                         LEGAL DESCRIPTION OF THE PROPERTY

         Parcel A, ARLINGTON SQUARE, as duly dedicated, platted, and recorded in Deed Book 2210, page 994, among the land records of Arlington County, Virginia.

                                     EXHIBIT B

                             JUNIOR LOAN DOCUMENTS

Promissory Note dated as of November 20, 1997 from Borrower to Junior Lender.

Allonge and Modification to Promissory Note dated April 23, 1998 from Borrower to Junior Lender

Loan Agreement dated November 20, 1998 among Borrower, The Washington Corporation and Junior Lender.

Deed of Trust dated November 20, 1997 from Borrower to Walker Title and Escrow Company, Inc., Trustee, recorded November 21, 1997, in Deed Book 2860, Page 1530.

Assignment of Leases and Rents dated November 20, 1997 from Borrower to Junior Lender recorded in Deed Book 2860, Page 1560 and Deed Book 2860, Page 1568.

Guarantees dated of even date herewith from each of Borrower's partners to Junior Lender.

Assignment of Partnership interests As Collateral dated of even date herewith from each of Borrower's partners to Junior Lender.

Consent, Certification and Agreement to Assignment of Partnership Interests As Collateral dated of even date herewith from each of Borrower's partners to Junior Lender.